SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                           Filed by the Registrant [ ]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                       EAGLE WIRELESS INTERNATIONAL, INC.
                (Name of Registrant as Specified in its Charter)


      _____________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

      2.    Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      4.    Proposed maximum aggregate value of transaction:

      5.    Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.    Amount Previously Paid:
      2.    Form, Schedule or Registration Statement No.:
      3.    Filing Party:
      4.    Date Filed:

                       EAGLE WIRELESS INTERNATIONAL, INC.

                              101 Courageous Drive
                            League City, Texas 77573
                              281-538-6000 (phone)
                               281-334-5302 (fax)
                             mail@eglw.com (e-mail)


                                February 11, 2000


Dear Stockholder:

     You are cordially invited to attend the 2000 Annual Meeting of Stockholders of Eagle Wireless International, Inc. to be held on Friday, March 10, 2000 at 1:00 p.m. at 101 Courageous Drive, League City, Texas 77573. We look forward to this opportunity to update you on developments at Eagle Wireless International, Inc.

     We hope you will attend the meeting in person. Whether you expect to be present and regardless of the number of shares you own, please mark, sign and mail the enclosed proxy in the envelope provided. Matters on which action will be taken at the meeting are explained in detail in the notice and proxy statement following this letter.

                                    Sincerely,



                                    Dr. H. Dean Cubley
                                    Chairman

                       EAGLE WIRELESS INTERNATIONAL, INC.

                              101 Courageous Drive
                            League City, Texas 77573
                              281-538-6000 (phone)
                               281-334-5302 (fax)
                             mail@eglw.com (e-mail)

                                  ------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held March 10, 2000


   To the Stockholders of Eagle Wireless International, Inc.:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Eagle Wireless International, Inc. (the "Company") will be held at 101 Courageous Drive, League City, Texas 77573, at 1:00 p.m., on Friday, March 10, 2000, for the following purposes:

   1. To elect four directors to serve until the next annual meeting of stockholders of the Company and until their successors have been duly elected and qualified;

   2. To ratify the selection of McManus & Co., P.C. as independent public accountants of the Company for the fiscal year ending August 31, 2000; and

   3. To consider and act upon a proposal to transact such other business as may properly come before the meeting or any adjournment thereof.

   Only stockholders of record at the close of business on January 24, 2000, are entitled to notice of and to vote at the meeting, or any adjournment thereof.

   Stockholders unable to attend the Annual Meeting in person are requested to read the enclosed Proxy Statement and then complete and deposit the Proxy together with the power of attorney or other authority, if any, under which it was signed, or a notarized certified copy thereof, with the Company's transfer agent, Registrar and Transfer Company, 10 Commerce Drive, Cranford, New Jersey 07196, at least 48 hours (excluding Saturdays, Sundays and statutory holidays) before the time of the Annual Meeting or adjournment thereof or with the chairman of the Annual Meeting prior to the commencement thereof. Unregistered stockholders who received the Proxy through an intermediary must deliver the Proxy in accordance with the instructions given by such intermediary.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/  H. Dean Cubley
                                    H. Dean Cubley, Chief Executive Officer
                                    February 11, 2000

THE PROXY STATEMENT WHICH ACCOMPANIES THIS NOTICE OF ANNUAL MEETING OF STOCKHOLDERS CONTAINS MATERIAL INFORMATION CONCERNING THE MATTERS TO BE CONSIDERED AT THE MEETING, AND SHOULD BE READ IN CONJUNCTION WITH THIS NOTICE.

                       EAGLE WIRELESS INTERNATIONAL, INC.

                              101 Courageous Drive
                            League City, Texas 77573

                          (Principal Executive Office)

                               -------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                              --------------------

   This Proxy Statement is being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of Eagle Wireless International, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 101 Courageous Drive, League City, Texas, 77573 on Friday, March 10, 2000 at 1:00 P.M., and at any adjournments thereof for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about February 11, 2000. All costs of soliciting proxies will be borne by the Company.

   The close of business on January 24, 2000, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the record date, there were 14,306,468 shares of the Company's Common Stock, par value $.001 per share ("Common Stock"), issued and outstanding.

   The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted towards a quorum. If a quorum is not present or represented by proxy at the Annual Meeting, the stockholders present or represented by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present or represented by proxy. At any such adjourned Annual Meeting at which a quorum is present or represented by proxy, any business may be transacted that might have been transacted at the original Annual Meeting.

   With respect to the election of directors, votes may be cast in favor or withheld. Directors are elected by a plurality of the votes cast at the Annual Meeting, and votes that are withheld will be excluded entirely from the vote and will have no effect. Stockholders may not cumulate their votes in the election of directors. The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for approval of Item 2. Abstentions will have the same effect as a vote against a proposal.

   Brokers who hold shares in street name for customers are required to vote those shares in accordance with instructions received from the beneficial owners. In addition, brokers are entitled to vote on certain items, such as the election of directors, the ratification of auditors and other "discretionary items," even when they have not received instructions from beneficial owners. Brokers are not permitted to vote for "non-discretionary" items without specific instructions from the beneficial owners. Under applicable Texas law, broker non-votes will have no effect on any of the proposals.

   All shares represented by properly executed proxies, unless such proxies have been previously revoked, will be voted at the Annual Meeting in accordance with the directions set forth on such proxies. IF NO DIRECTION IS INDICATED, THE SHARES WILL BE VOTED (i) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, (ii) FOR THE APPROVAL OF THE INDEPENDENT PUBLIC ACCOUNTANTS, AND (iii) TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

   The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by one of the following methods: (a) the execution and submission of a revised proxy, (b) written notice to the Secretary of the Company, or (c) voting in person at the Annual Meeting.

                                  ANNUAL REPORT

   A copy of the Company's Annual Report on Form 10-KSB/A is being mailed with this Proxy Statement. Exhibits to the Form 10-KSB/A will be furnished to the stockholders without charge upon written request to Clareen O'Quinn at 101 Courageous Drive, League City, Texas 77573. In addition, the exhibits along with reports, information statements and other information are available on the Securities and Exchange Commission's Web site on the Internet. The address of the site is http:\\www.sec.gov. Visitors to the site may access such information by searching the EDGAR data base on the site.

                                     ITEM 1

                              ELECTION OF DIRECTORS

                                DIRECTOR NOMINEES

   The directors are elected annually by the stockholders of the Company. The Bylaws of the Company provide that the number of directors will be determined by the Board of Directors, but shall not be less than two. The stockholders will elect four directors for the coming year. Three of the nominees presently serve as directors of the Company.

   Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such person(s) as may be nominated by the Board of Directors.

   DR. H. DEAN CUBLEY has served as chairman of the board, president and chief executive officer of the Company since March 1996. Prior to that, Dr. Cubley served as vice-president of Eagle Telecom, Inc. from 1993 to March 1996. Dr. Cubley is also a member of the Oversight Committee for the University of Houston Epitaxy Center which managed the Wake Shield Flight aboard the Shuttle in September 1995. Dr. Cubley has over 35 years of extensive experience in the field of telecommunications. From 1965 to 1984, Dr. Cubley worked for the NASA Manned Spacecraft Center in the Electromagnetic Systems Branch of the Engineering and Development Directorate. For a five year portion of that period, Dr. Cubley was the Antenna Subsystems Manager for all spacecraft antennas for the Shuttle Program. Dr. Cubley's duties included overall responsibility for the design, development, costs schedules and testing of the antennas and hardware for all Shuttle flights. Throughout his career, Dr. Cubley has authored or co-authored over fifty publications. In addition, he has a total of eight patents and patents-pending registered in his name. Dr. Cubley received a bachelor of science degree in electrical engineering from the University of Texas in 1964 and a masters degree in electrical engineering from the University of Texas in 1965. In 1970, Dr. Cubley received his Ph.D. in Electrical Engineering from the University of Houston.

   CHRISTOPHER W. FUTER has served as a director, chief operating officer and vice president of the Company since March 1996. Prior to that, Mr. Futer served as sales manager of Eagle Aerospace, Inc. Telecom Division from November 1994 until February 1996. From May 1993 to November 1994, Mr. Futer was employed as a vice president of operations with Starcom, Inc. Prior thereto, he was employed with Paging Products International. Mr. Futer was a manager of Universal Cellular, Inc., a California corporation ("UCI"), from October 1990 until February 1991. Mr. Futer resigned from UCI in February 1991 due to his disagreement with UCI management over its business policy and practices. In June 1993, UCI filed for protection under the federal bankruptcy laws. Mr. Futer's spectrum of experience has included work in the fields of hi-tech flight simulation and display technologies (especially those of light emitting diodes and liquid crystal displays), and in consumer electronics, i.e. electronic watches, pocket calculators, and electronic games. Most recently, he has been involved in pager design, manufacture and marketing, as well as the wider field of paging equipment.

His international background includes work with Hatfield Instrument (in England, where he was born), Canadian Aviation Electronics, located in Montreal, Canada, General Instruments (in Canada and the United States), Litronix (in California) and Siemens (living in California and England and commuting to the head office in Munich, as well as Berlin, Paris and Milan). In 1975, he was instrumental in implementing a major "turn-key" technology transfer from Canada to the (then) Soviet Union for the manufacture of hand-held electronic calculators, an operation which the Soviets then improved from the consumer level and adapted to suit their particular requirements. Since 1975, Mr. Futer has had extensive in-depth experience of interfacing with Pacific Rim countries. In 1992 and 1993, he spent time in the People's Republic of China coordinating a successful technology transfer for one of the first pager manufacturing facilities.

   A. L. CLIFFORD has served as a director since December 1996. Mr. Clifford has served as president of Clifford & Associates for over five years, a company involved in the distribution of electrical and electronic products throughout the Midwest since 1920. Mr. Clifford is a graduate of the University of Miami, where he studied business and attended law school.

   DR. GLENN ALLAN GOERKE, age 69, has been nominated as a director. Dr. Goerke is president emeritus of the University of Houston and currently serves as director of The Institute for the Future of Higher Education. The institute's mission is to provide research and policy analysis on higher education issues within state, national, and international contexts. Prior to his current position, Dr. Goerke Served as president of the University of Houston from June 1995 until September 1997, and president of the University of Houston - Clear Lake from August 1991 until June 1995, and has been associated with the University of Houston system since 1986. While at the University of Houston, Dr. Goerke initiated significant international program development with particular focus on Mexico and Taiwan and received the only "Breaking the Mold" award given by the Texas Comptroller's Office for responsible fiscal planning efforts. Dr. Goerke was named "Manager of the Year" by the Texas Gulf Coast Council of the National Management Association in 1992. Dr. Goerke received his Ph.D. in Adult and Higher Education from Michigan State University in 1962. Dr. Goerke received his M. A. and B. A. degrees from Eastern Michigan University in 1955 and 1952, respectively.

                   BOARD OF DIRECTORS, COMMITTEES AND MEETINGS

   The Board of Directors held four meetings between September 1998 and August 1999 and each director of the Company participated in each of the Board meetings.

   The directors of the Company hold office until the next annual meeting of the stockholders of the Company and until their succors are duly elected and qualified. Directors are reimbursed for out-of-pocket expenses to attend meetings. In January 2000, the Company established an audit committee and compensation committee. Mr. Clifford is a member of the audit committee and Messrs. Cubley and Clifford are members of the compensation committee. There are no family relationships among any of the directors and executive officers of the Company.

            COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

   Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own ten percent or more of the Company's Common Stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to the Company pursuant to Section 16(a). Based solely on the reports received by the Company, the Company believes that the directors, executive officers, and ten percent or greater beneficial owners complied with all applicable filing requirements during the fiscal year ended August 31, 1999.

   THE BOARD OF DIRECTORS HAS NOMINATED THE ABOVE-REFERENCED DIRECTORS FOR ELECTION BY THE STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE
ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.  THE ELECTION OF THESE DIRECTORS

REQUIRES A PLURALITY OF THE VOTES CAST BY THE HOLDERS OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE IN THE ELECTION OF DIRECTORS.

                                     ITEM 2

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

   The Board of Directors wishes to obtain from the stockholders a ratification of the Board's action in appointing McManus & Co., P.C., as independent public accountants of the Company, for the fiscal year ending August 31, 2000. The engagement of McManus & Co., P.C. for audit services has been approved by the Board of Directors. Representatives from the firm are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

   In the event the appointment of McManus & Co., P.C., as the Company's independent public accountants for fiscal year 2000 is not ratified by the stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, it is contemplated that the appointment for the fiscal year ending 2000 will be permitted to stand unless the Board finds other good reason for making a change.

   THE BOARD OF DIRECTORS HAS APPROVED THE APPOINTMENT OF MCMANUS & CO. P.C. AS INDEPENDENT PUBLIC ACCOUNTANTS FOR 2000 AND UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF SUCH APPOINTMENT. SUCH RATIFICATION REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

                               EXECUTIVE OFFICERS

   The executive officers of the Company are as follows:

   NAME                            AGE    POSITION

   Dr. H. Dean Cubley               58    President and Chief Executive Officer

   Christopher W. "James" Futer     60    Executive Vice President, Chief
                                          Operating Officer and Secretary

   Richard Royall, CPA              53    Chief Financial Officer

   Please refer to Item 1 on page 4 of this proxy statement for biographies on Messrs. Cubley and Futer.

   RICHARD R. ROYALL has been a certified public accountant since 1971. From 1971 to 1976, Mr. Royall was employed with Haskins & Sells, Laventhol & Horwath (a partner from 1976 to 1986), and Bracken, Krutilek & Royall (1986). In 1986, Mr. Royall practiced accounting as a sole proprietor. Since 1987, Mr. Royall has been a partner in Royall & Fleschler, certified public accountants. Mr. Royall serves as a director of Fleetclean Systems, Inc., a company involved in the trucking and chemical industries.

                                 STOCK OWNERSHIP

   The following table and notes thereto set forth certain information regarding beneficial ownership of the Company's Common Stock as of January 24, 2000 by (i) each person known by the Company to beneficially own more than five percent of the Company's Common Stock, (ii) each of the Company's directors and director nominees, (iii) each named executive officer, and (iv) all directors and officers of the Company as a group.

                                                     SHARES OF COMMON STOCK
NAME AND ADDRESS                                       BENEFICIALLY OWNED             % OF VOTING POWER
----------------                                     ----------------------           -----------------
Hou-Tex Trust
1331 Lamar, Suite 1375
Houston, TX  77010                                         2,569,300                         17%

H. Dean Cubley
101 Courageous Drive
League City, TX 77573                                          -                              -

Futer Family Trust
1331 Lamar, Suite 1375
Houston, TX  77010                                         1,484,500                         10%

Christopher W. Futer
101 Courageous Drive
League City, TX 77573                                        5,000                      less than 1%

A.L. Clifford
101 Courageous Drive
League City, TX 77573                                       632,667                          4%

All officers and directors as a group (4 persons)           650,167                         5.5%

   The shares held by Hou-Tex Trust include the warrants to purchase 310,000 shares of Company common stock at $4.00 per share which expire on August 31, 2000, and are redeemable by Eagle Wireless at $.05 per share if at any time the closing bid price of the common stock shall have equaled or exceeded $5.50 per share for a period of 20 consecutive trading days (the class A warrants), and warrants to purchase 310,000 shares of Company common stock at $6.00 per share which expire on August 31, 2000, and are redeemable by Eagle Wireless at $.05 per share if at any time the closing bid price of the common stock shall have equaled or exceeded $7.50 per share for a period of 20 consecutive trading days (the class B warrants). Dr. Cubley disclaims beneficial ownership, as well as voting and disposition power, of the shares of common stock and warrants owned by the Hou-Tex Trust.

   The shares held by the Futer Family Trust include 110,000 shares of common stock underlying class A warrants, and 110,000 shares of common stock underlying class B warrants.

   Mr. Futer disclaims beneficial ownership, as well as voting and disposition power of the shares of common stock and warrants owned by the Futer Family Trust. Mr. Futer's ownership consists of options to purchase 5,000 shares of common stock at $1.25 per share which will expire on August 3, 2003, issued under our employee stock option program.

   Mr. Clifford has voting and disposition power of the 105,000 held in his name, 141,000 shares which are held in the name of The Clifford Family Trust, and 61,667 held by his wife. Mr. Clifford owns 110,000 shares of common stock underlying class A warrants and 110,000 shares of common stock underlying class B warrants.

   The total number of shares held by officers and directors include options and warrants to purchase 275,000 shares of common stock that are currently exercisable.

                             EXECUTIVE COMPENSATION

   The following table provides information regarding compensation paid to our chief executive officer. No other executive officer received in excess of $100,000 in compensation during the fiscal year ended August 31, 1999. The Company has not entered into employment agreements with any of its executive officers.

                           SUMMARY COMPENSATION TABLE
                               ANNUAL COMPENSATION

                                   ANNUAL COMPENSATION             LONG-TERM COMPENSATION
                           ----------------------------------      ----------------------
                           YEAR     SALARY     BONUS    OTHER      OPTIONS          OTHER
                           ----     ------     -----    -----      -------          -----
H. Dean Cubley
Chief Executive Officer    1999    $100,000      -        -           -                -

                           1998    $ 91,923      -        -           -                -

                           1997    $ 65,407      -        -           -                -

                                  STOCK OPTIONS

   In July 1996, the Board of Directors and majority stockholders adopted a stock option plan under which 400,000 shares of common stock have been reserved for issuance. As of January 14, 2000, options to purchase 112,125 shares have been granted under the plan, of which an option purchase 5,000 shares of common stock is held by an executive officer and the balance are held by non-executive officer employees.

                            1999 STOCK OPTION GRANTS

                                 PERCENT OF    EXERCISE
               OPTIONS GRANTED TOTAL OPTIONS  PRICE (PER
     NAME         (SHARES)        GRANTED       SHARE)      EXPIRATION DATE
-------------- --------------- ------------- ----------- ---------------------
H. Dean Cubley        -             -            -                -


         AGGREGATED OPTION EXERCISES IN 1999 AND YEAR-END OPTION VALUES

                          SHARES          VALUE             NUMBER OF SECURITIES                       VALUE OF
        NAME             ACQUIRED        REALIZED          UNDERLYING UNEXERCISED             UNEXERCISED IN-THE-MONEY
                        ON EXERCISE                               OPTIONS                            OPTIONS(*)
--------------------  ---------------  ------------ ------------------------------------ -----------------------------------
                                                      EXERCISABLE       UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE

H. Dean Cubley               -              -              -                  -                 -                  -

                                RETIREMENT PLANS

      In October 1997, the Company initiated a 401(k) plan for our employees which is funded through the contributions of its participants. The plan maintains that we will match up to 3% of each participant's contribution. For the years ended August 31, 1999 and 1998, employee contributions were approximately $103,000 and $56,500, respectively, and the Company's matching contribution was $33,500 and $17,000, respectively for those same periods.

                              CERTAIN TRANSACTIONS

      Some of the Company's principal stockholders (or affiliates thereof), including Messrs. Futer and Clifford are also principal stockholders of Link-Two, which is one of the Company's principal customers. Mr. Clifford is also the chairman, and chief executive officer of Link-Two and Dr. Cubley is a director of Link-Two. The Company has entered into an agreement with Link-Two which provides that it may receive up to an eight percent equity interest in Link-Two in lieu of accruing finance charges on the outstanding balance owed to us by Link-Two. Under the agreement, equity in Link-Two was earned at a rate of 0.2% per month per $100,000 payable and outstanding for more than thirty days. In addition, because of the size of this receivable, Link-Two has provided the Company with a UCC on all of its assets including all its wireless license holdings. At August 31, 1999 and 1998, the Company had earned a 5.0% and 5.0%, respectively, minority equity interest in Link-Two. This is evidenced by the issuance of 240,000 shares of Link-Two common stock to Eagle Wireless.

      In September 1996, Richard Royall was issued $.05 warrants to purchase 12,500 shares of common stock, and $5.00 warrants to purchase 12,500 shares of common stock. In July 1999, Mr. Royall exchanged these warrants for 12,500 shares of common stock. In July 1999, Mr. Futer exchanged 110,000 $.05 warrants, 110,000 $0.50 warrants, and $147,000 for 220,000 shares of common stock.

                              COST OF SOLICITATION

      The Company will bear the cost of the solicitation of proxies from its stockholders. In addition to the use of mail, proxies may be solicited by directors, officers and regular employees of the Company in person or by telephone or other means of communication. The directors, officers and employees of the Company will not be compensated additionally for the solicitation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation. Arrangements are also being made with brokerage houses and any other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Company's Common Stock, and the Company will reimburse such brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

                                  OTHER MATTERS

          Management is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

                  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

      Rule 14a-8 under the Exchange Act addresses when a company must include a shareholder's proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of shareholders. Under Rule 14a-8, proposals that shareholders intend to have included in the Company's proxy statement and form of proxy for the 2001 Annual Meeting of Shareholders must be received by the Company no later than October 16, 2000. However, if the date of the 2001 Annual Meeting of Shareholders changes by more than 30 days from the date of the 2000 Annual Meeting of Shareholders, the deadline is a reasonable time before the Company begins to print and mail its proxy materials, which deadline will be set forth in a Quarterly Report on Form 10-QSB or will otherwise be communicated to shareholders. Shareholder proposals must also be otherwise eligible for inclusion.

      If a shareholder desires to bring a matter before an annual or special meeting and the proposal is submitted outside the process of Rule 14a-8, the shareholder must follow the procedures set forth in the Company's Bylaws. The Company's Bylaws provide generally that shareholders who wish to nominate directors or to bring business before a shareholders' meeting must notify the Company and provide certain pertinent information not less than 50 days nor more than 90 days prior to the date of the meeting. If the date of the 2001 Annual Meeting of Shareholders is the same as the date of the 2000 Annual Meeting of Shareholders, shareholders who wish to nominate directors or to bring business before the 2001 Annual Meeting of Shareholders must notify the Company no later than January 8, 2001.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     H. Dean Cubley, Chairman
                                     February 11, 2000

PROXY

                       EAGLE WIRELESS INTERNATIONAL, INC.
                         ANNUAL MEETING OF STOCKHOLDERS


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EAGLE WIRELESS INTERNATIONAL, INC. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW.

The undersigned stockholder of EAGLE WIRELESS INTERNATIONAL, INC. (the "Company") hereby appoints H. Dean Cubley and Christopher "Jim" W. Futer, the true and lawful attorneys, agents and proxies of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of Common Stock of the Company which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Friday, March 10, 2000 at 1:00 p.m. at 101 Courageous Drive, League City, Texas 77573, and any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:

1.   To elect four directors to serve until the next annual meeting of       FOR   WITHHOLD
     stockholders of the Company and until their successors have been duly elected and qualified;

     H. Dean Cubley                                                          [  ]   [   ]

     Christopher "Jim" W. Futer                                              [  ]   [   ]

     A. L. Clifford                                                          [  ]   [   ]

     Dr. Glenn Allan Goerke                                                  [  ]   [   ]

2.   To ratify the selection of McManus & Co., P.C. as independent public    FOR    AGAINST  ABSTAIN
     accountants of the Company for the fiscal year ending August 31,
     2000;
                                                                             [  ]    [   ]    [   ]

3. The transaction of such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED FOR THE CHOICES SPECIFIED. IF NO CHOICE IS SPECIFIED FOR ITEMS 1 AND 2 THIS PROXY WILL BE VOTED FOR THESE ITEMS.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated February 11, 2000.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

DATED:___________________________   ____________________________________________
                                    [Signature]


                                    ____________________________________________
                                    [Signature if jointly held]


                                    ____________________________________________
                                    [Printed Name]

                                    Please sign exactly as name appears on stock certificate(s). Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign.